Exhibit 99.1

Docket #0211 Date Filed: 11/27/2024 UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In Re. Gritstone Bio, Inc. § Case No. 24-12305 § § Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 10/31/2024 Petition Date: 10/10/2024 Months Pending: 1 Industry Classification: 5 4 1 7 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 0 Debtor’s Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ James O’Neill James O’Neill Signature of Responsible Party Printed Name of Responsible Party 11/26/2024 Date 919 N. Market Street, 17th Flr., Wilmington, DE 19801 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; there § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$22,985,938	
b. Total receipts (net of transfers between accounts)	$22,373	$22,373
c. Total disbursements (net of transfers between accounts)	$4,813,451	$4,813,451
d. Cash balance end of month (a+b-c)	$18,194,860	
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$4,813,451	$4,813,451

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$33,964
b. Accounts receivable over 90 days outstanding (net of allowance)	$33,964
c. Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d Total current assets	$21,419,157
e. Total assets	$99,547,476
f. Postpetition payables (excluding taxes)	$564,721
g. Postpetition payables past due (excluding taxes)	$425,194
h. Postpetition taxes payable	$4,129
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$568,850
k. Prepetition secured debt	$41,327,099
l. Prepetition priority debt	$4,000
m. Prepetition unsecured debt	$5,648,248
n. Total liabilities (debt) (j+k+l+m)	$47,548,197
o. Ending equity/net worth (e-n)	$51,999,279

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$0	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c. Gross profit (a-b)	$0	
d. Selling expenses	$0	
e. General and administrative expenses	$6,430,890	
f. Other expenses	$3,655,827	
g. Depreciation and/or amortization (not included in 4b)	$506,149	
h. Interest	$497,356	
i. Taxes (local, state, and federal)	$103,442	
j. Reorganization items	$1,768,433	
k. Profit (loss)	$-12,962,096	$-12,962,096

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Nothing to report		$0	$0	$0	$0
	ii			$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

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UST Form 11-MOR (12/01/2021) 4

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Nothing to report		$0	$0	$0	$0
	ii			$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021) 5

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$86,834	$86,834
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$36,000	$36,000
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ◉ No ◯
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ◯ No ◉
c.	Were any payments made to or on behalf of insiders?		Yes ◉ No ◯
d.	Are you current on postpetition tax return filings?		Yes ◉ No ◯
e.	Are you current on postpetition estimated tax payments?		Yes ◉ No ◯
f.	Were all trust fund taxes remitted on a current basis?		Yes ◉ No ◯
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ◉ No ◯
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ◉ No ◯ N/A ◯
i.	Do you have:	Worker's compensation insurance?	Yes ◉ No ◯
		If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
		Casualty/property insurance?	Yes ◉ No ◯
		If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
		General liability insurance?	Yes ◉ No ◯
		If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ◯ No ◉
k.	Has a disclosure statement been filed with the court?		Yes ◯ No ◉
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ◉ No ◯

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Gritstone Bio, Inc. Case No. 24-12305

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Celia Economides	Celia Economides
Signature of Responsible Party	Printed Name of Responsible Party
Executive Vice President & Chief Financial Officer	11/26/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Case 24-12305-KBO Doc 211 Filed 11/27/24 Page 12 of 12 Debtor’s Name Gritstone Bio, Inc. Case No. 24-12305 UST Form 11-MOR (12/01/2021) 12

Case 24-12305-KBO Doc 211-1 Filed 11/27/24 Page 1 of 5 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: Chapter 11 GRITSTONE BIO, INC., Case No. 24-12305 Debtor. (Single Debtor) MONTHLY OPERATING REPORT NOTES FOR OCTOBER 2024 On October 10, 2024 (the “Petition Date”) the Debtor filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. The Debtor is operating their businesses and managing their property as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The information provided herein, except as otherwise noted, is reported as of the Petition Date. The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of this Monthly Operating Report (the “MOR”). 1. Introduction. This MOR is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtor. Information contained in this MOR has been derived from the Debtor’s books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, to comply with their obligations to provide MORs during this chapter 11 case, the Debtor have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. Accordingly, this MOR is true and accurate to the best of the Debtor’s knowledge, information, and belief, based on currently available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the period covered by this MOR, and may not necessarily reflect the Debtor’s future consolidated results of operations and financial position. 2. Reservation of Rights. This MOR is limited in scope, and unless otherwise noted, covers the period beginning on October 10, 2024, and ending October 31, 2024, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtor’s chapter 11 case. The unaudited financial information has been derived from the Debtor’s books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with U.S. GAAP. Upon the application of such procedures, Page 1 of 5

Case 24-12305-KBO Doc 211-1 Filed 11/27/24 Page 2 of 5 the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with GAAP. Given the complexity of the Debtor’s business, inadvertent errors or omission may occur. Accordingly, the Debtor hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtor reserves the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so. 3. Basis of Presentation. Although the Debtor generally prepare their financial statements on a consolidated basis, the MOR has been prepared on an entity-by- entity basis (excluding most intercompany eliminations).The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for chapter 11 debtors issued by the UST. The amounts reported in this MOR are as of October 31, 2024, the end of the Debtor’s reporting period. This MOR covers the period beginning October 10, 2024 and ending October 31, 2024. 4. Accounting Principles. The Debtor maintain their financial records according to GAAP, however the MOR does not purport to represent financial statements prepared in accordance with GAAP, nor are they intended to be fully reconciled with the financial statements of the Debtor. The Debtor generally prepare financial statements on a consolidated basis. To the extent that there are negative asset balances for an individual Debtor, such as accounts receivable and current assets, they may be due to certain intercompany elimination transactions or adjustments in each specific Debtor’s books and records. Not all tax entries for the period have been completed by the time this report was due to be filed. To the extent that there are negative liability balances for an individual Debtor, such as prepetition unsecured liabilities, they are expected to be resolved once all of the relevant tax entries and adjustments have been analyzed and completed. 5. Currency. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars. 6. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Motion for Entry of Interim and Final Orders Authorizing the Debtors to (A) Continue Operating Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, (C) Maintain Existing Page 2 of 5

Case 24-12305-KBO Doc 211-1 Filed 11/27/24 Page 3 of 5 Business Forms, and (D) Granting Related Relief [Docket No. 10] (the “Cash Management Motion”) and the Debtor’s receipt and disbursement of cash is consistent with the Debtor’s historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Also, certain cash receipts may be received in a different legal entity than the legal entity at which the accounts receivable is recorded. Disbursements attributed to each entity represent the entity on behalf of which payments were made, on a proportional allocated basis, from the consolidated cash management system. 7. Supporting Documentation. At the direction of the U.S. Trustee, the following schedules are attached to the MOR: (i) Statement of Cash Receipts and Disbursements; (ii) Balance Sheet; and (iii) Income Statement (profit or loss statement), (iv) Attestations relating to Bank Statements and Bank Reconciliations, (v) Description of assets sold or transferred, and (vi) Attestations relating to insurance policies. Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee in connection with the completion of UST Form 11-MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany and debtor-to-debtor transactions. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtor’s bank statements or the Debtor’s books and records. The Company maintains a separate restricted money market cash account, which, for the purposes of financial reporting is categorized as an “other” asset and not included in the cash balance. Accordingly, the MOR excludes this account and account balance from the beginning Petition Date balance as it relates to Part 1. For additional information on the money market bank account see Attachment 4b to the MOR. Balance Sheet. The amounts reported in this MOR reflects the Debtor’s financial statements for the period of October 1, 2024 through October 31, 2024. All asset and liability amounts disclosed herein, unless otherwise noted, are stated as of October 31, 2024. The MOR is limited in scope and has been prepared to report only certain amounts from the balance sheet. Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtor’s estimate of prepetition claims to be resolved in connection with the chapter 11 case. As a result of the chapter 11 filing, the payment of prepetition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments Page 3 of 5

Case 24-12305-KBO Doc 211-1 Filed 11/27/24 Page 4 of 5 depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events. Values in the balance sheet attached hereto represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented. Income Statement. The amounts reported in this MOR reflect the Debtors financial statements for the period of October 1, 2024 through October 31, 2024. Part 1, Cash Receipts and Disbursements. Amounts reported for cash receipts and disbursements exclude intercompany transfers among the Debtor. Part 2: Asset and Liability Status. Asset values are reported as of October 31, 2024. Prepetition liabilities reflect liabilities included in Liabilities Subject to Compromise on the Debtor’s balance sheets, as well as other liabilities which may be uncompromised pursuant to the relief granted via the Debtor’s various final first day orders. Prepetition and post-petition balances of uncompromised liabilities are reported to the best of the Debtor’s knowledge. Part 3: Assets Sold or Transferred. There are no Assets Sold or Transferred during the month of October 2024. Part 4: Income Statement. Due to limitations inherent in its financial accounting system, it would be unduly burdensome and cost prohibitive for the Debtor to construct a separate income statement for the stub period between the Petition Date through October 31, 2024. Accordingly, the amounts reported in Part 4 include the full month of October 1, 2024 through October 31, 2024. To supplement the information reported on the Income Statement, for the timeframe during the 10 days between October 1, 2024 through the Petition Date, the Debtor made disbursements totaling approximately $6.9m. Material disbursements include $2.138m payment to Woodruff Sawyer for insurance, $1.0m to Genevant for Research & Development, $846k to Kenmore Lessor for Rent, and $282k to Emery Station West for Rent. Part 5: Professional Fees and Expenses. For purposes of the MORs, bankruptcy professional fees are considered approved if the applicable monthly fee statement has been served and the objection deadline with regard to such monthly fee statement has expired prior to the end date of the MOR period. The Debtor will pay retained professionals in accordance with the Order (I) Authorizing Employment and Payment of Professionals Utilized in the Ordinary Course of Business; Page 4 of 5

Case 24-12305-KBO Doc 211-1 Filed 11/27/24 Page 5 of 5 and (II) Granting Related Relief [Docket No. 192]. Part 7 Questionnaire. 7a. Were any payments made on prepetition debt? Pursuant to certain orders of the Bankruptcy Court entered in the Debtor’s chapter 11 cases (the “First Day Orders”), the Debtor was authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, insurers, and certain other prepetition creditors. 7c. Were any payments made to or on behalf of insiders? With respect to insiders, all cash payments were made on account of ordinary course salaries and authorized travel and expense reimbursements. No non-cash transfers were made to insiders during this reporting period. 7d. Are you current on postpetition tax return filings? In the ordinary course of business, the Debtor’s tax filings may extend past the normal deadlines and become late in some instances. When this happens, the Debtor arrange to complete the filings and address any related fines and/or penalties. There are no tax filings that are currently late where the Debtor is not also in dialog with the related taxing authority to become compliant. Page 5 of 5

Case 24-12305-KBO Doc 211-2 Filed 11/27/24 Page 1 of 7 In re: Gritstone Bio, Inc. Case Number: 24-12305 Reporting Period: 10/10/2024 - 10/31/2024 Attachment 1: 10/10/2024 - 10/31/2024 Schedule of Cash Receipts and Disbursements Operating Restricted Cash Total Availible Cash Account $ in actuals -0182 Receipts Third Party 22,373 4,535 22,373 DIP Financing - -Sale Proceeds / Restricted Cash - -Intercompany - - Total Receipts 22,373 4,535 22,373 Disbursements Third Party 4,813,451 - 4,813,451 Intercompany (including transfers to non-debtor entities) - Total Disbursements 4,813,451—4,813,451 Net Cash Flow (4,791,078) 4,535 (4,791,078) Cash Balance at Beginning of Month 22,985,938 5,348,963 22,985,938 Net Cash Flow (4,791,078) 4,535 (4,791,078) Cash Balance at End of Month 18,194,860 5,353,499 18,194,860

Case 24-12305-KBO Doc 211-2 Filed 11/27/24 Page 2 of 7 Case 24-12305-KBO Doc 211-2 Filed 11/27/24 Page 2 of 7 In re: Gritstone Bio, Inc. Case Number: 24-12305 Reporting Period: 10/10/2024 - 10/31/2024 Attachment 2: Balance Sheet $ in actuals Account Reference Account # Account Sub-Account Balance ASSETS Total Current Assets $ 22,143,794.73 Total Fixed Assets $ 10,484,398.12 Total Other Assets $ 66,919,283.11 Total ASSETS 99,547,475.96 Liabilities & Equity Current Liabilities Total Accounts Payable $ 5,329,756.83 Total Credit Card $ 26,879.24 Total Other Current Liability $ 22,516,144.93 Total Long Term Liabilities $ 86,179,051.67 Total - 31100 - Stockholders’ Equity 31100 Stockholders’ Equity $ 24,824.93 Total - 32000 - Additional Paid-in Capital 32000 Additional Paid $ 748,930,423.47 Total - Equity Equity $ 748,953,755.89 Retained Earnings $ (659,560,856.17) Net Income $ (103,897,256.43) Total Equity $ (14,504,356.71) Total Liabilities & Equity 99,547,475.96

Case 24-12305-KBO Doc 211-2 Filed 11/27/24 Page 3 of 7 In re: Gritstone Bio, Inc. Case Number: 24-12305 Reporting Period: 10/10/2024 - 10/31/2024 Attachment 3: Statement of Operations $ in actuals Account Reference Account # Account Balance Ordinary Income/Expense Total - 60100 - Personnel Related Expenses $3,350,897.22 Total - 61000 - Professional Fees & Services $733,136.38 Total - 62000 - Insurance $2,218,815.10 Total - 63000 - Administration $214,062.17 Total - 63100 - Taxes and Licenses ($5,050.29) Total - 64000 - Depreciation $506,149.26 Total - 65000 - Facility $1,971,568.75 Total - 66000 - Travel & Entertainment $65,302.64 Total - 67000 - Clinical Trial $366,453.57 Total - 68005 - Lab Supplies and Consumables $178,632.40 Net Ordinary Income ($10,694,946.78) Total - Other Income $13,466.44 Net Other Income ($471,783.57) Net Income Net Income ($11,166,730.35)

Case 24-12305-KBO Doc 211-2 Filed 11/27/24 Page 4 of 7 In re: Gritstone Bio, Inc. Case Number: 24-12305 Reporting Period: 10/10/2024 - 10/31/2024 Attachment 4a: Attestation re Bank Reconciliations The Debtor hereby submit this declaration regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations. The Debtor has, on a timely basis, performed all bank account reconciliation in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office. I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. /s/ Celia Economides 11/26/2024 Signature of Authorized Individual Date Celia Economides Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual

Case 24-12305-KBO Doc 211-2 Filed 11/27/24 Page 5 of 7 Case 24-12305-KBO Doc 211-2 Filed 11/27/24 Page 5 of 7 In re: Gritstone Bio, Inc. Case Number: 24-12305 Reporting Period: 10/10/2024 - 10/31/2024 Attachment 4b: Schedule of Bank Accounts Case Last 4 Digits of Account Debtor/Legal Entity Name of Institution Type of Account No. No Gritstone Bio, Inc. 24-12305 JP Morgan Chase Bank, N.A. Operating Account 0182 Gritstone Bio, Inc. 24-12305 JP Morgan Chase Bank, N.A. Savings Account 2959 Gritstone Bio, Inc. 24-12305 JP Morgan Chase Bank, N.A. Line of Credit 0326 Gritstone Bio, Inc. 24-12305 US Bank CAG Investment Account 3430 Gritstone Bio, Inc. 24-12305 US Bank GS Investment Account 0710 Gritstone Bio, Inc. 24-12305 First-Citizens First Citizens Debt Facility Account 3437

Case 24-12305-KBO Doc 211-2 Filed 11/27/24 Page 6 of 7 In re: Gritstone Bio, Inc. Case Number: 24-12305 Reporting Period: 10/10/2024 - 10/31/2024 Attachment 5a: Attestation re Insurance Policies The Debtor hereby submit this declaration regarding Insurance Policies. The Debtor’s Insurance Policies are paid current and in good standing. Attached hereto as Attachment 5b is a list of the Debtor’s Insurance Policies with partially redacted policy numbers. I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. /s/ Celia Economides 11/26/2024 Signature of Authorized Individual Date Celia Economides Executive Vice President and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual

Case 24-12305-KBO Doc 211-2 Filed 11/27/24 Page 7 of 7

In re: Gritstone Bio, Inc.

Case Number: 24-12305
Reporting Period: 10/10/2024 - 10/31/2024

Attachment 5b: Insurance Policies

Type of Coverage	Insurer	Debtor	Policy Number (last four)	Period
24-25 Auto Policy (Chubb) - Revised	Federal Insurance Company	Gritstone Bio, Inc	7573	10/13/2024 - 10/13/2025
Issue Auto ID card(s)	Federal Insurance Company	Gritstone Bio, Inc	7573	10/13/2024 - 10/13/2025
24-25 Cyber Liability Binder (Coalition).pdf	Arch Specialty Insurance Company	Gritstone Bio, Inc	4092	10/13/2024 - 10/13/2025
23-24 D&O 1st Excess $5M x $5M Policy (Arch)	Arch Insurance Company	Gritstone Bio, Inc	1205	9/28/2023 - 3/28/2025
23-24 D&O 3rd Excess $5M x $15M Binder (Berkley).pdf	Berkley Insurance Company	Gritstone Bio, Inc	9121	9/28/2023 - 3/28/2025
23-24 D&O 2nd Excess $5M x $10M Binder (XL).pdf	XL Specialty Insurance Company	Gritstone Bio, Inc	5323	9/28/2023 - 3/28/2025
23-24 D&O 5th Side A $5M xs $25M Binder (Chubb).pdf	ACE American Insurance Company	Gritstone Bio, Inc	A005	9/28/2023 - 3/28/2025
23-24 D&O 4th Lead Side A $5M xs $20M Binder (AIG).pdf	National Union Fire Ins Co Pittsburgh, PA	Gritstone Bio, Inc	0672	9/28/2023 - 3/28/2025
Gritstone Bio Inc. $5x$30 Vantage Binder (v2).pdf	Vantage Risk Assurance Company	Gritstone Bio, Inc	6670	9/28/2023 - 3/28/2025
23-24 Primary D&O $5M SIR RO endt (Startpoint)_Original.pdf	Lloyds of London	Gritstone Bio, Inc	1072	9/28/2023 - 3/28/2025
EPL Binder - Gritstone Bio 9.27.24 Arch.pdf	Arch Insurance Company	Gritstone Bio, Inc	1405	9/28/2023 - 3/28/2025
24-25 Fiduciary Binder (Chubb)	Federal Insurance Company	Gritstone Bio, Inc	2460	9/28/2023 - 3/28/2025
24-25 Fiduciary Liability Policy (Chubb)	Federal Insurance Company	Gritstone Bio, Inc	2460	9/28/2023 - 3/28/2025
24-25 P&C (Pkg, Prod, Umb) Binder (Chubb)	Federal Insurance Company	Gritstone Bio, Inc	5615	10/13/2024 - 10/13/2025
24-25 Pollution Liability Binder (Chubb)_final	Illinois Union Insurance Company	Gritstone Bio, Inc	0005	10/13/2024 - 10/13/2025
24-25 P&C (Pkg, Prod, Umb) Binder (Chubb)	Federal Insurance Company	Gritstone Bio, Inc	7433	10/13/2024 - 10/13/2025
24-27 Business Travel Accident Policy (R&W)	Zurich American Insurance Company	Gritstone Bio, Inc	1843	10/13/2024 - 10/13/2025
24-25 Umbrella Policy (Chubb)	Federal Insurance Company	Gritstone Bio, Inc	3337	10/13/2024 - 10/13/2025
24-25 P&C (Pkg, Prod, Umb) Binder (Chubb)	Federal Insurance Company	Gritstone Bio, Inc	3337	10/13/2024 - 10/13/2025
24-25 Work Comp Policy (Travelers)	Travelers Prop Casualty Co of America	Gritstone Bio, Inc	4I6G	10/13/2024 - 10/13/2025